UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2021

GLOBIS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39786	85-2703418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 W. Camino Real, Suite 302-48 Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

212-847-3248

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one share of Common Stock	GLAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GLAQ	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	GLAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On December 19, 2021 (the “Effective Date”), Globis Acquisition Corp., a Delaware corporation (“Globis”), entered into a Securities Purchase Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Globis, Forafric Agro Holdings Limited, a Gibraltar private company limited by shares (“FAHL”), and Lighthouse Capital Limited, a Gibraltar private company limited by shares (the “Seller”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of Globis and the boards of managers of FAHL and the Seller.

The Business Combination

The Business Combination Agreement provides for the consummation of the following transactions (collectively, the “Business Combination”): (a) Globis will form under the laws of the State of Nevada a wholly-owned subsidiary of Globis (the “New Subsidiary”), change its jurisdiction of incorporation to Nevada by merging with and into the New Subsidiary such that the New Subsidiary will survive the merger (the “Surviving Company”) (the “Pre-Closing Merger”), and change its jurisdiction of incorporation again by transferring by way of a redomiciliation and domesticating the New Subsidiary as a Gibraltar public company limited by shares (the “Redomiciliation”); and (b) immediately following the effectiveness of the Redomiciliation, the Surviving Company will acquire 100% of the equity interests in FAHL from the Seller. Upon consummation of the transactions contemplated by the Business Combination, FAHL will become a wholly owned subsidiary of the Surviving Company, which will be renamed “Forafric Global PLC” and is referred to herein as “Company” both as of the time of the reincorporation and following such name change.

Immediately prior to the consummation of the Business Combination (the “Closing”), Globis will effect the Pre-Closing Merger and the Redomiciliation pursuant to which (i) the issued and outstanding shares of common stock of Globis, par value $0.0001 per share (the “ Common Stock”), will, following the Pre-Closing Merger and pursuant to the Redomiciliation, convert automatically by operation of law, on a one-for-one basis, into ordinary shares, nominal value $0.001 per share, of the Company (“Ordinary Shares”); (ii) the issued and outstanding redeemable warrants of Globis will automatically become redeemable warrants to acquire Ordinary Shares and (iii) each issued and outstanding unit of Globis that has not been previously separated into the underlying Common Stock and underlying warrant upon the request of the holder thereof, will be cancelled and will entitle the holder thereof to one Ordinary Share and one redeemable warrant to acquire one Ordinary Share. No other changes will be made to the terms of any issued and outstanding warrants as a result of the Pre-Closing Merger and Redomiciliation.

The total consideration to be paid by the Company to the Seller in the Business Combination will be (i) 15,100,000 Ordinary Shares, subject to reduction to the extent that the Closing Payment (as defined below) is less than $0, provided that Seller may be issued up to 1,904,762 additional Ordinary Shares determined based on the amount of Remaining Cash (as defined in the Business Combination Agreement) at the Closing; plus (ii) an amount (the “Closing Payment”) equal to $20,000,000 minus the outstanding amount of all Funded Debt (as defined in the Business Combination Agreement) as of the Closing (other than Permitted Debt); provided that Seller may receive up to an additional $20,000,000 determined based on the amount of Remaining Cash (as defined in the Business Combination Agreement) at the Closing. The Closing Payment shall be funded by remaining funds in the trust account after giving effect to any Buyer Share Redemptions (as defined in the Business Combination Agreement) and the proceeds of any potential private placement financing.

In addition to the foregoing consideration, the Seller shall be entitled to receive, as additional consideration, and without any action on behalf of the Company or the Company’s stockholders, additional Ordinary Shares (the “Earnout Shares”), to be issued as follows during the period from and after the Closing until the end of calendar year 2024 (A) 500,000 Earnout Shares, if, during calendar year 2022, Adjusted EBITDA (as defined in the Business Combination Agreement) of the Company is equal to or greater than $27,000,000, (B) 500,000 Earnout Shares, if, during calendar year 2023, Adjusted EBITDA of the Company is equal to or greater than $33,000,000, and (C) 1,000,000 Earnout Shares, if, during calendar year 2024, the Buyer Trading Price (as defined in the Business Combination Agreement) during the standard market trading hours of a trading day is greater than or equal to $16.50 for any 20 trading days within any period of 30 consecutive trading days. The Seller will also be entitled to receive, as additional consideration, and without any action on behalf of the Company or the Company’s stockholders, 20% of any cash proceeds received by the Company from the exercise of the Company’s outstanding warrants.

Representations and Warranties; Covenants; Indemnities

Under the Business Combination Agreement, the parties to the agreement made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Business Combination Agreement generally will survive the Closing for a period of 12 months while certain representations and warranties made under the Business Combination Agreement will survive for a period of 48 months. In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants as specified in the Business Combination Agreement. The covenants made under the Business Combination generally will survive the Closing for a period of 12 months, subject to certain exceptions, including certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing and will survive until the end of the period of applicable performance or otherwise fully performed (or waived). Under the Business Combination Agreement, from and after the Closing, the Seller will hold harmless and indemnify the Company from and against any damages directly or indirectly suffered by the Company relating to (i) breaches of representations and warranties of FAHL and the Seller, (ii) breaches of covenants, obligations and agreements of FAHL and the Seller, and (iii) any unpaid indebtedness (other than Permitted Debt, as defined in the Business Combination Agreement) or transaction expenses of FAHL and the Seller. Other than certain limited exceptions, such indemnification obligations are subject to a general cap of $20,000,000, a threshold value of such aggregate claims of $500,000, and a minimum claim threshold of $50,000. At the Closing, 755,000 Ordinary Shares otherwise issuable to the Seller shall be placed in escrow in order to secure the Seller’s indemnification obligations under the Business Combination Agreement. In addition, the Seller may also elect to satisfy such indemnification obligations by offsetting against any Earnout Shares, forfeiting additional Ordinary Shares issued to the Seller at the Closing, or paying such indemnification obligations in cash.

Conditions to Each Party’s Obligations

The consummation of the Business Combination is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including: (a) the approval and adoption by Globis’ stockholders of the Business Combination Agreement and transactions contemplated thereby; (b) the expiration or termination of any applicable waiting period under any applicable antitrust laws; (c) since the Effective Date, no Material Adverse Effect (as defined in the Business Combination Agreement) shall have occurred that is continuing; (d) the Company having at least $5,000,001 in net tangible assets as of the Closing, after giving effect to the completion of the Buyer Share Redemption (as defined in the Business Combination Agreement) and any private placement financing; (e) the Redomiciliation shall have been completed; (f) the memorandum of association and articles of association of the Company shall have been adopted and filed under the Companies Act 2014 of the Laws of Gibraltar and shall be in effect at the Closing; and (g) the Registration Statement (as defined below) shall have been declared effective under the Securities Act of 1933, as amended, no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC (as defined below) that remains in effect, and no legal proceeding seeking such a stop order shall have been initiated by the SEC that remains pending.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing under certain circumstances, including, among others, (i) by mutual written consent of Globis and the Seller, or (ii) by either Globis or the Seller if the Closing has not occurred on or before March 15, 2022 (or until June 15, 2022, if Globis’s Board of Directors (in its sole discretion) has extended the period of time to consummate a business combination in accordance with its organizational documents, or such later date as Globis and the Seller may mutually agree), provided that such right to terminate is not available to Globis or the Seller if such party’s breach of the Business Combination Agreement has directly caused the failure of, or has prevented, the consummation of the transactions contemplated by the Business Combination Agreement to occur by such date.

A copy of the Business Combination Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

On December 20, 2021, Globis issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, Globis intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Globis will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Globis will send to its shareholders in connection with the Business Combination. Investors and security holders of Globis are advised to read, when available, the proxy statement/prospectus in connection with Globis’ solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of Globis as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 7100 W. Camino Real, Suite 302-48, Boca Raton, Florida.

Participants in the Solicitation

Globis, the Seller, FAHL and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Globis’ shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Globis’ directors and officers in Globis’ filings with the SEC, including the Registration Statement to be filed with the SEC by Globis, which will include the proxy statement of Globis for the Business Combination, and such information and names of FAHL’s managers and executive officers will also be in the Registration Statement to be filed with the SEC by Globis, which will include the proxy statement of Globis for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Globis, the Seller and FAHL, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts.

These statements are based on the current expectations of Globis’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Globis and Seller. These statements are subject to a number of risks and uncertainties regarding Globis’ businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of Globis or FAHL for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Globis and FAHL; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Globis’ shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on The Nasdaq Stock Market LLC following the Business Combination; costs related to the Business Combination; and those factors discussed in Globis’ final prospectus relating to its initial public offering, dated December 10, 2020, and other filings with the SEC. There may be additional risks that Globis presently does not know or that Globis currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Globis’ expectations, plans or forecasts of future events and views as of the date of this communication. Globis anticipates that subsequent events and developments will cause Globis’ assessments to change. However, while Globis may elect to update these forward-looking statements at some point in the future, Globis specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Globis’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of December 19, 2021, by and among Globis Acquisition Corp., Forafric Agro Holdings Limited, and Lighthouse Capital Limited.
99.1	Press Release, dated December 20.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2021	GLOBIS ACQUISITION CORP.

	By:	/s/ Paul Packer
	Name:	Paul Packer
	Title:	Chief Executive Officer and Chief Financial Officer